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                                                                   EXHIBIT 10(j)

                                 AMENDMENT TO
                              SEVERANCE AGREEMENT
                              -------------------


THIS AGREEMENT, dated as of ________________, to the Severance Agreement, dated as of__________, 19___ (the "Severance Agreement"), is entered into between Alberto-Culver Company, a Delaware corporation (the "Company"), and ______________________________________ (the "Executive").

WHEREAS, the Company and the Executive desire to amend the Severance Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Company and the Executive hereby agree that the Severance Agreement shall be amended as set forth below:


1. Section 3(a)(2) of the Severance Agreement is hereby amended to read in its entirety as follows:

     "(2) a lump-sum cash amount which, when added to any other payments that must be taken into account for purposes of any computation relating to the Executive under Section 280G(b)(2)(A)(ii) of the Internal Revenue Code of 1986, as amended (the "Code"), equals, in the aggregate, 2.99* times the Executive's "base amount," as such term is defined in Section 280G(b)(3) of the Code; provided, that any amount paid pursuant to this Section 3(a)(2) shall be paid in lieu of any other amount of severance relating to salary or bonus continuation to be received by the Executive upon termination of employment of the Executive under any severance plan, policy or arrangement of the Company.

2. Section 4 of the Severance Agreement is hereby amended by deleting the words "Internal Revenue Code of 1986, as amended (the "Code")" and substituting therefor the word "Code".

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by a duly authorized officer of the Company and the Executive has executed this Amendment as of the day and year first above written.

*1.99 for certain non-named executive officers.

                                    ALBERTO-CULVER COMPANY

                                    By
                                      ------------------------------


                                    EXECUTIVE:

                                    --------------------------------

Subscribed and Sworn to before me
this        day of
     ------        --------------

---------------------------------
Notary Public